                                                                     EXHIBIT 24

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, SUMMERFIELD K. JOHNSTON, JR., Chairman of the Board of Directors of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John R. Alm, Executive Vice President and Chief Financial Officer of the Company, Lowry F. Kline, Executive Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1998, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March, 1999.

                                        /S/ SUMMERFIELD K. JOHNSTON, JR.
                                        ---------------------------------------
                                        Chairman of the Board of Directors,
                                        Coca-Cola Enterprises Inc.



                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, JOSEPH R. GLADDEN, JR., Vice Chairman of the Board of Directors of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John R. Alm, Executive Vice President and Chief Financial Officer of the Company, Lowry F. Kline, Executive Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1998, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March, 1999.

                                           /S/ JOSEPH R. GLADDEN, JR.
                                   --------------------------------------------
                                   Vice Chairman of the Board of Directors,
                                   Coca-Cola Enterprises Inc.

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, HOWARD G. BUFFETT, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John R. Alm, Executive Vice President and Chief Financial Officer of the Company, Lowry F. Kline, Executive Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1998, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

      IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March, 1999.

                                                 /S/ HOWARD G. BUFFETT
                                        ---------------------------------------
                                        Director, Coca-Cola Enterprises Inc.


                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, JOHN L. CLENDENIN, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John R. Alm, Executive Vice President and Chief Financial Officer of the Company, Lowry F. Kline, Executive Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1998, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

      IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March, 1999.

                                        /S/ JOHN L. CLENDENIN
                                        ---------------------------------------
                                        Director, Coca-Cola Enterprises Inc.

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, JAMES E. CHESTNUT, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John R. Alm, Executive Vice President and Chief Financial Officer of the Company, Lowry F. Kline, Executive Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1998, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

      IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March, 1999.

                                                 /S/ JAMES E. CHESTNUT
                                        ---------------------------------------
                                        Director, Coca-Cola Enterprises Inc.


                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, JOHNNETTA B. COLE, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John R. Alm, Executive Vice President and Chief Financial Officer of the Company, Lowry F. Kline, Executive Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1998, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

      IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March, 1999.

                                                 /S/ JOHNNETTA B. COLE
                                        ---------------------------------------
                                        Director, Coca-Cola Enterprises Inc.

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, J. TREVOR EYTON, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John R. Alm, Executive Vice President and Chief Financial Officer of the Company, Lowry F. Kline, Executive Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1998, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

      IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March, 1999.


                                        /S/ J. TREVOR EYTON
                                        ---------------------------------------
                                        Director, Coca-Cola Enterprises Inc.


                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, CLAUS M. HALLE, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John R. Alm, Executive Vice President and Chief Financial Officer of the Company, Lowry F. Kline, Executive Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1998, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

      IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March, 1999.

                                        /S/ CLAUS M. HALLE
                                        ---------------------------------------
                                        Director, Coca-Cola Enterprises Inc.

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, L. PHILLIP HUMANN, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John R. Alm, Executive Vice President and Chief Financial Officer of the Company, Lowry F. Kline, Executive Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1998, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

      IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March, 1999.

                                        /S/ L. PHILLIP HUMANN
                                        ---------------------------------------
                                        Director, Coca-Cola Enterprises Inc.

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, JOHN E. JACOB, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John R. Alm, Executive Vice President and Chief Financial Officer of the Company, Lowry F. Kline, Executive Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1998, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

      IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March, 1999.

                                        /S/ JOHN E. JACOB
                                        ---------------------------------------
                                        Director, Coca-Cola Enterprises Inc.

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, ROBERT A. KELLER, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John R. Alm, Executive Vice President and Chief Financial Officer of the Company, Lowry F. Kline, Executive Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1998, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

      IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March, 1999.

                                        /S/ ROBERT A. KELLER
                                        ---------------------------------------
                                        Director, Coca-Cola Enterprises Inc.


                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, JEAN-CLAUDE KILLY, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John R. Alm, Executive Vice President and Chief Financial Officer of the Company, Lowry F. Kline, Executive Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1998, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

      IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March, 1999.

                                        /S/ JEAN-CLAUDE KILLY
                                        ---------------------------------------
                                        Director, Coca-Cola Enterprises Inc.

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, SCOTT L. PROBASCO, JR., a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John R. Alm, Executive Vice President and Chief Financial Officer of the Company, Lowry F. Kline, Executive Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1998, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

      IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March, 1999.

                                        /S/ SCOTT L. PROBASCO, JR.
                                        ---------------------------------------
                                        Director, Coca-Cola Enterprises Inc.